SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 3, 1999


                                  POPULAR, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Puerto Rico                  0-13818                    66-0416582
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)

209 Munoz Rivera Avenue, Hato Rey, Puerto Rico                          00918
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (787) 765-9800






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ITEMS 1-4.     Not Applicable.

ITEM 5.        OTHER EVENTS.

               On August 3, 1999, Popular, Inc. (the "Company") filed a Certificate of Designation, Preferences and Rights of Series A Participating Cumulative Preferred Stock with the Secretary of State of the Commonwealth of Puerto Rico in which the Company increased the amount of shares of Series A Participating Cumulative Preferred Stock from 700,000 to 1,400,000 shares.

ITEM 6.        Not Applicable.

ITEM 7.        EXHIBITS

    99.1 Certificate of Designation, Preferences and Rights of Series A Participating Cumulative Preferred Stock dated August 3, 1999.

ITEM 8.        Not Applicable.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      POPULAR, INC.



Date: August 3, 1999                  By: /s/ JORGE A. JUNQUERA
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EXHIBIT INDEX

Exhibit No.         Description                                         Page No.

99.1                Certificate of Designation, Preferences                 5
                    and Rights of Series A Participating
                    Cumulative Preferred Stock
                    dated August 3, 1999


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